Exhibit 10.3

WARRANT AGREEMENT

dated as of December 15, 2016 between

KEY ENERGY SERVICES, INC.

and

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC,

as Warrant Agent

-i-

TABLE OF CONTENTS

(continued)

Exhibit A-1	Form of 4-Year Global Warrant Certificate
Exhibit A-2	Form of 4-Year Individual Warrant Certificate
Exhibit B-1	Form of 5-Year Global Warrant Certificate
Exhibit B-2	Form of 5-Year Individual Warrant Certificate
Exhibit C-1	Form of Global Warrant Exercise Notice
Exhibit C-2	Form of Individual Warrant Exercise Notice
Exhibit D	Fee Schedule
Exhibit E	Initial Cash-Out Warrantholders
Exhibit F	Private Placement Legend for Individual Warrant Certificates
Exhibit G	Private Placement Legend for Cash-Out Warrant Shares Acquired Upon Exercise of Individual Warrant Certificates

-ii-

WARRANT AGREEMENT

Warrant Agreement (as it may be amended from time to time, this “Warrant Agreement”), dated as of December 15, 2016, between Key Energy Services, Inc., a Delaware corporation (the “Company”), and American Stock Transfer & Trust Company, LLC, a New York State chartered limited purpose trust company (the “Warrant Agent”).

WITNESSETH THAT:

WHEREAS, pursuant to the terms and conditions of the Plan of Reorganization, dated September 21, 2016 (the “Plan”), relating to the reorganization under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) of the Company and certain of its direct Subsidiaries (as hereinafter defined), certain holders of the Company’s common stock to be cancelled on the date the Plan becomes effective (the “Initial Beneficial Owners”) are to be issued the 4-Year Warrants and the 5-Year Warrants to purchase 919,090 Common Shares (as hereinafter defined) in the aggregate at an exercise price of $43.52 per share for the 4-Year Warrants and 919,090 Common Shares in the aggregate at an exercise price of $54.40 per share for the 5-Year Warrants, as the same may be adjusted pursuant to Article 4 hereof;

WHEREAS, the Warrants have the terms, conditions and rights set forth in this Warrant Agreement (including the Exhibits hereto);

WHEREAS, the Company desires that the Warrant Agent act on behalf of the Company, and the Warrant Agent is willing to so act, in connection with the issuance, exchange, Transfer, substitution and exercise of Warrants;

WHEREAS, the Plan Warrants (as hereinafter defined) and the Common Shares underlying the Plan Warrants have been offered and sold in reliance on the exemption from the registration requirements of the Securities Act and any applicable state securities or “blue sky” laws (the “Securities Law Registration Requirements”) afforded by Section 1145(a)(2) of the Bankruptcy Code; and

WHEREAS, the Cash-Out Warrants (as hereinafter defined) and the Common Shares underlying the Cash-Out Warrants have been offered and sold in reliance on the exemption from the Securities Law Registration Requirements set forth in Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder.

NOW THEREFORE in consideration of the mutual agreements herein contained, the Company and the Warrant Agent agree as follows:

Article 1

Definitions

Section 1.01 Certain Definitions. As used in this Warrant Agreement, the following terms shall have their respective meanings set forth below:

“4-Year Global Warrant” means a 4-Year Warrant in the form of a Global Warrant Certificate.

“4-Year Global Warrant Certificate” means any certificate representing the 4-Year Warrants satisfying the requirements set forth in Section 2.04(a).

“4-Year Exercise Price” means $43.52 per share, subject to adjustment pursuant to Article 4.

“4-Year Expiration Date” means the Close of Business on December 15, 2020.

“4-Year Individual Warrant” means a 4-Year Warrant in the form of an Individual Warrant Certificate.

“4-Year Individual Warrant Certificate” means any certificate representing the 4-Year Warrants satisfying the requirements set forth in Section 2.04(b).

“4-Year Warrants” means the warrants of the Company which expire on the 4-Year Expiration Date and are issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth herein.

“5-Year Global Warrant” means a 5-Year Warrant in the form of a Global Warrant Certificate.

“5-Year Global Warrant Certificate” means any certificate representing the 5-Year Warrants satisfying the requirements set forth in Section 2.04(a).

“5-Year Exercise Price” means $54.40 per share, subject to adjustment pursuant to Article 4.

“5-Year Expiration Date” means the Close of Business on December 15, 2021.

“5-Year Individual Warrant” means a 5-Year Warrant in the form of an Individual Warrant Certificate.

“5-Year Individual Warrant Certificate” means any certificate representing the 5-Year Warrants satisfying the requirements set forth in Section 2.04(b).

“5-Year Warrants” means the warrants of the Company which expire on the 5-Year Expiration Date and are issued pursuant to this Warrant Agreement with the terms, conditions and rights set forth herein.

“Affiliate” shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such first specified Person. For the purposes of this definition, “control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Appropriate Officer” has the meaning set forth in Section 2.02(a).

“Authentication Order” means a Company Order for authentication and delivery of the Warrants.

“Bankruptcy Code” has the meaning set forth in the Recitals.

“Beneficial Owner” means any Person beneficially owning an interest in a Global Warrant, which interest is credited to the account of a direct participant in the Depository for the benefit of such Person through the book-entry system maintained by the Depository (or its agent). For the avoidance of doubt, a Participant may also be a Beneficial Owner.

“Board” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, a Sunday, a day which is a legal holiday in the State of New York, or a day on which banking institutions and trust companies in the State of New York are authorized or obligated by Law, regulation or executive order to close.

“Cash” means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

“Cash Exit Transaction” means any Reorganization Transaction in which the Common Shares would be converted into, changed into or exchanged for consideration consisting solely of Cash.

“Cash-Out Warrants” means those (i) Warrants issued to the Initial Cash-Out Warrantholders pursuant to the Equity Holder Cash-Out Subscription and (ii) any Warrants issued pursuant to this Warrant Agreement in replacement or substitution of, or upon Transfer of, any Warrants referred to in clause (i).

“Cash-Out Warrant Shares” has the meaning set forth in Section 2.04(c).

“Close of Business” means 5:00 p.m., New York City time.

“Closing Date” means the effective date of the Plan.

“Common Shares” means shares of the common stock, par value $0.01 per share, of the Company.

“Common Shares Deemed Outstanding” means, at any given time, the sum of (a) the number of Common Shares actually outstanding at such time, plus (b) the number of Common Shares issuable upon conversion or exchange of Convertible Securities actually outstanding at such time, regardless of whether the Convertible Securities are actually exercisable at such time, plus (c) the number of Common Shares reserved for issuance at such time under the Company’s New MIP or any other equity incentive plan of the Company, regardless of whether the Common Shares are actually subject to outstanding options at such time or whether any outstanding options are actually exercisable at such time; provided, that Common Shares Deemed Outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries.

“Company” has the meaning set forth in the Preamble.

“Company Order” means a written request or order signed in the name of the Company by any Appropriate Officer and delivered to the Warrant Agent.

“Convertible Securities” means options, rights, warrants or other securities convertible into or exchangeable or exercisable for Common Shares (including the Warrants).

“Depository” means The Depository Trust Company, its nominees, and their respective successors.

“Equity Holder Cash-Out Subscription” has the meaning set forth in the Plan.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, and the related rules and regulations promulgated thereunder.

“Exercise Date” has the meaning set forth in Section 3.02(c).

“Ex-Date” means with respect to a dividend or distribution to holders of the Common Shares, the first date on which the Common Shares can be traded without the right to receive such dividend or distribution.

“Exercise Notice” means a Global Warrant Exercise Notice or an Individual Warrant Exercise Notice, as the case may be.

“Exercising Owner” means any Beneficial Owner that exercises Plan Warrants pursuant to the terms hereof or any Warrantholder that exercises Cash-Out Warrants pursuant to the terms hereof.

“Exercise Price” means the 4-Year Exercise Price or the 5-Year Exercise Price, as applicable.

“Expiration Date” means the 4-Year Expiration Date or the 5-Year Expiration Date, as applicable.

“Fair Value,” as of a specified date, means the price per Common Share or per unit of other Securities or other distributed property determined as follows:

(i) in the case of Common Shares or other Securities listed on the New York Stock Exchange or the NASDAQ Stock Market, the VWAP of a Common Share or a single unit of such other Security for the 20 Trading Days ending on, but excluding, the specified date (or if the Common Shares or other Securities have been listed for less than 20 Trading Days, the VWAP for such lesser period of time);

(ii) in the case of Common Shares or other Securities listed on a U.S. exchange other than the New York Stock Exchange or the NASDAQ Stock Market, the VWAP of a Common Share or a single unit of such other Security in composite trading for the principal U.S. national or regional securities exchange on which such Securities are then listed for the 20 Trading Days ending on, but excluding, the specified date (or if the Common Shares or other Securities have been listed for less than 20 Trading Days, the VWAP for such lesser period of time);

(iii) in the case of Common Shares or other Securities that are publicly traded but are not listed on a U.S. exchange, the average of the reported bid and ask prices of a Common Share or a single unit of such other Security in the over-the-counter market on which such Securities are then traded for the 20 Trading Days ending on, but excluding, the specified date (or if the Common Shares or other Securities have been publicly traded (but not listed) for less than 20 Trading Days, the average of the reported bid and ask prices for such lesser period of time); or

(iv) in all other cases, the fair value per Common Share or per unit of other Securities or other distributed property as of a date not earlier than 20 Business Days preceding the specified date as determined in good faith by the Board (subject to the provisions of Section 3.03(c));

provided, however, that in the case of a determination of Fair Value of a Common Share as a result of a Cash Exit Transaction, such Fair Value shall be equal to the amount of the Cash consideration payable in respect of one Common Share in such Cash Exit Transaction.

“Full Physical Settlement” means the settlement method pursuant to which an Exercising Owner shall be entitled to receive from the Company, for each Warrant exercised, a number of Common Shares equal to the Full Physical Share Amount in exchange for payment in Cash by the Exercising Owner of the applicable Exercise Price.

“Full Physical Share Amount” means, for each Warrant exercised as to which Full Physical Settlement is applicable, one Common Share.

“Funds Account” has the meaning set forth in Section 3.02(e) hereof.

“Global Warrants” means the 4-Year Global Warrants or the 5-Year Global Warrants, as applicable.

“Global Warrant Certificates” means the 4-Year Global Warrant Certificates or the 5-Year Global Warrant Certificates, as applicable.

“Global Warrant Exercise Notice” means, for any Global Warrant, an exercise notice substantially in the form set forth in Exhibit C-1 hereto.

“Global Warrantholder” means the Person acting as the Depository or nominee of the Depository in whose name the applicable Warrants are registered in the Warrant Register. The initial Global Warrantholder shall be Cede & Co., as the Depository’s nominee.

“Independent Appraiser” shall mean a United States investment banking firm or valuation firm of national or regional standing in the United States which firm does not, and whose directors and officers or Affiliates do not, have a direct or indirect financial interest in or prior material relationship with the Company or any of its Affiliates.

“Individual Warrants” means the 4-Year Individual Warrants or the 5-Year Individual Warrants, as applicable.

“Individual Warrant Certificates” means the 4-Year Individual Warrant Certificates or the 5-Year Individual Warrant Certificates, as applicable.

“Individual Warrant Exercise Notice” means, for any Individual Warrant, an exercise notice substantially in the form set forth in Exhibit C-2 hereto.

“Initial Beneficial Owners” has the meaning set forth in the Recitals.

“Initial Cash-Out Warrantholders” means the Persons set forth on Exhibit E hereto.

“Law” means any federal, state, local, foreign or provincial law, statute, ordinance, rule, regulation, judgment, order, injunction, decree or agency requirement having the force of law or any undertaking to or agreement with any governmental authority, including common law.

“Net Share Amount” means for each Warrant exercised as to which Net Share Settlement is applicable, a fraction of a Common Share equal to (i) the Fair Value (as of the Exercise Date for such Warrant) of one Common Share minus the Exercise Price therefor divided by (ii) such Fair Value. The number of Common Shares issuable upon exercise, on the same Exercise Date, of Warrants as to which Net Share Settlement is applicable shall be aggregated for each Beneficial Owner or Warrantholder, as applicable, with any fractional Common Share rounded down to the nearest whole share as provided in Section 3.05. In no event shall the Company deliver a fractional Common Share in connection with an exercise of Warrants as to which Net Share Settlement is applicable.

“Net Share Settlement” means the settlement method pursuant to which an Exercising Owner shall be entitled to receive from the Company, for each Warrant exercised, a number of Common Shares equal to the Net Share Amount without any payment of Cash therefor.

“New MIP” has the meaning set forth in the Plan.

“Number of Warrants” means the “Number of Warrants” specified on the face of the applicable Warrant Certificate, subject to adjustment pursuant to Article 4.

“Objecting Owner” means any Exercising Owner that delivers a written objection to the determination of Fair Value pursuant to Section 3.03(c).

“Officer’s Certificate” means a certificate signed by any Appropriate Officer.

“Open of Business” means 9:00 a.m., New York City time.

“Participant” means any direct participant of the Depository, the account of which is credited with a beneficial interest in the Global Warrant for the benefit of a Beneficial Owner through the book-entry system maintained by the Depository (or its agent).

“Person” means an individual, partnership, firm, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority or other entity of whatever nature.

“Plan” has the meaning set forth in the Recitals.

“Plan Warrants” means all Warrants other than the Cash-Out Warrants.

“Private Placement Legend” has the meaning set forth in Section 2.04(c).

“Record Date” means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Shares have the right to receive any Cash, Securities or other property or in which Common Shares (or another applicable Security) are exchanged for or converted into, or any combination of, Cash, Securities or other property, the date fixed for determination of holders of Common Shares entitled to receive such Cash, Securities or other property or participate in such exchange or conversion (whether such date is fixed by the Board or by statute, contract or otherwise).

“Reference Property” has the meaning set forth in Section 4.05(a).

“Reorganization Transaction” means any (i) sale, lease, license, or other disposition of all or substantially all of the assets of the Company and its subsidiaries, taken as a whole, (ii) sale, transfer or other disposition of all or substantially all of the outstanding Common Shares, (iii) merger or consolidation of the Company into or with another person or entity or (iv) recapitalization, reorganization, consolidation, reclassification, change in the outstanding Common Shares (other than changes resulting from a subdivision or combination to which Section 4.01(a) applies), statutory share exchange or other transaction, in each case as a result of which the Common Shares would be converted into, changed into or exchanged for Securities or other property or assets (including Cash) or any combination thereof.

“Securities” means (i) any capital stock (whether common stock or preferred stock, voting or nonvoting), partnership, membership or limited liability company interest or other equity or voting interest, (ii) any right, option, warrant or other security or evidence of indebtedness convertible into, or exercisable or exchangeable for, directly or indirectly, any interest described in clause (i), (iii) any notes, bonds, debentures, trust receipts and other obligations, instruments or evidences of indebtedness, and (iv) any other “securities,” as such term is defined or determined under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended from time to time, and the related rules and regulations promulgated thereunder.

“Securities Law Registration Requirements” has the meaning set forth in the Recitals.

“Settlement Date” means, in respect of a Warrant that is exercised hereunder, (a) in all circumstances other than a Net Share Settlement where Fair Value has been determined by the Board pursuant to clause (iv) of the definition thereof, the third Business Day immediately following the Exercise Date for such Warrant, and (b) in the event of a Net Share Settlement where Fair Value has been determined by the Board pursuant to clause (iv) of the definition thereof, the third Business Day immediately following (1) the determination of Fair Value by the Independent Appraiser, (2) the election by the Exercising Owner pursuant to Section 3.03(c) to have Full Physical Settlement apply or (3) if neither clause (1) nor clause (2) applies, the tenth (10th) day after receipt by the Exercising Owner of notice of such Fair Value and supporting documentation regarding such determination, as required by Section 3.03(c).

“Subsidiary” means, as to any Person, any corporation, partnership, limited liability company or other organization, whether incorporated or unincorporated, of which at least a majority of the securities or other interests having by their terms voting power to elect a majority of the Board or others performing similar functions with respect to such corporation or other organization is directly or indirectly beneficially owned or controlled by such party or by any one or more of its subsidiaries, or by such party and one or more of its subsidiaries.

“Trading Day” means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which Securities are not traded on the applicable securities exchange.

“Transfer” means, with respect to any Warrant, to directly or indirectly (whether by act, omission or operation of law), sell, exchange, transfer, hypothecate, negotiate, gift, convey in trust, pledge, assign, encumber, or otherwise dispose of, or by adjudication of a Person as bankrupt, by assignment for the benefit of creditors, by attachment, levy or other seizure by any creditor (whether or not pursuant to judicial process), or by passage or distribution of Warrants under judicial order or legal process, carry out or permit the transfer or other disposition of, all or any portion of such Warrant.

“Transferee” means a Person to whom any Warrant (or interest in a Global Warrant) is Transferred.

“Trigger Event” has the meaning set forth in Section 4.03(a)(i).

“Unit of Reference Property” has the meaning set forth in Section 4.05(a).

“VWAP” means, for any Trading Day, the price for Securities (including Common Shares) determined by the daily volume weighted average price per unit of such Securities for such Trading Day on the trading market on which such Securities are then listed or quoted, in each case, for the regular trading session (including any extensions thereof, without regard to pre-open or after hours trading outside of such regular trading session) as reported on the New York Stock Exchange or NASDAQ Stock Market, or if such Securities are not listed or quoted on the New York Stock Exchange or NASDAQ Stock Market, as reported by the principal U.S. national or regional securities exchange on which such Securities are then listed or quoted, whichever is applicable, as published by Bloomberg at 4:15 p.m., New York City time (or 15 minutes following the end of any extension of the regular trading session), on such Trading Day, or if such volume weighted average price is unavailable or in manifest error, the price per unit of such Securities using a volume weighted average price method selected by an Independent Appraiser selected by the Board in good faith.

“Warrant” or “Warrants” means the 4-Year Warrants and/or the 5-Year Warrants, as applicable.

“Warrant Agent” has the meaning set forth in the Preamble.

“Warrant Agreement” has the meaning set forth in the Preamble.

“Warrant Certificates” means the Global Warrant Certificates and the Individual Warrant Certificates.

“Warrantholder” means each Person in whose name Warrants are registered in the Warrant Register.

“Warrant Register” has the meaning set forth in Section 2.03(a).

Article 2

Issuance, Execution and Transfer of Warrants

Section 2.01 Issuance and Delivery of Warrants.

(a) On the Closing Date, the Company shall issue and execute the Global Warrant Certificates (in accordance with Section 2.02) evidencing an initial number of Plan Warrants equal to 899,700 in the aggregate in the case of the 4-Year Warrants and 899,700 in the aggregate in the case of the 5-Year Warrants (each such Number of Warrants to be subject to adjustment from time to time as described herein) in accordance with the terms of this Warrant Agreement and deliver such Global Warrant Certificates to the Warrant Agent for authentication, along with duly executed Authentication Orders. The Warrant Agent shall then register such Global Warrants in the name of the Global Warrantholder, which will then credit interests in such Global Warrants to the accounts of the applicable Participants for the benefit of the applicable Initial Beneficial Owners pursuant to the procedures of the Depository and in accordance with the Plan on the Closing Date.

(b) On the Closing Date, the Company shall issue and execute the Individual Warrant Certificates (in accordance with Section 2.02) evidencing an initial number of Cash-Out Warrants equal to 19,390 in the aggregate in the case of the 4-Year Warrants and 19,390 in the aggregate in the case of the 5-Year Warrants (each such Number of Warrants to be subject to adjustment from time to time as described herein) in accordance with the terms of this Warrant Agreement and the Plan and deliver such Individual Warrant Certificates to the Warrant Agent for authentication, along with duly executed Authentication Orders. The Warrant Agent shall then deliver such Individual Warrant Certificates to the respective Initial Cash-Out Warrantholders.

(c) The Warrant Certificates shall each evidence one or more Warrants. Each Warrant evidenced thereby shall be exercisable, in the event of Full Physical Settlement, for one Common Share upon payment of the applicable Exercise Price and compliance with the procedures set forth in this Warrant Agreement. On the Closing Date, the Warrant Agent shall, upon receipt of such Global Warrants, Individual Warrants and Authentication Orders, authenticate such Global Warrants and Individual Warrants in accordance with Section 2.02 and register such Global Warrants and Individual Warrants in the Warrant Register. The Global Warrants and Individual Warrants shall be dated as of the Closing Date and, subject to the terms hereof, shall evidence the only Warrants issued or outstanding under this Warrant Agreement as of the Closing Date. The Global Warrant Certificates shall be deposited on the Closing Date with the Warrant Agent as custodian for the Depository.

(d) All 4-Year Warrants and all 5-Year Warrants issued under this Warrant Agreement shall in all respects be equally and ratably entitled to their respective benefits hereof, without preference, priority, or distinction on account of the actual time of the issuance and authentication or any other terms thereof. Each Warrant shall be, and shall remain, subject to the provisions of this Warrant Agreement until such time as all of the Warrants evidenced thereby shall have been duly exercised or shall have expired or been canceled in accordance with the terms hereof. Each Beneficial Owner and Warrantholder shall be bound by all of the terms and provisions of this Warrant Agreement as fully and effectively as if such Beneficial Owner or Warrantholder had signed the same.

(e) Any Warrant that is included in an Unclaimed Distribution referred to in paragraph (3)(d) of Section E of Article VI of the Plan shall be deemed cancelled and no longer outstanding for all purposes of this Warrant Agreement.

Section 2.02 Execution and Authentication of Warrants.

(a) Each of the Warrant Certificates shall be executed on behalf of the Company by a duly authorized officer (each such officer, an “Appropriate Officer”) of the Company. The signature of any of the Appropriate Officers on the Warrant Certificates may be in the form of a facsimile or other electronically transmitted signature (including, without limitation, electronic transmission in portable document format (.pdf)).

(b) Any of the Warrant Certificates bearing the signatures of individuals, each of whom was, at the time he or she signed any of the Warrant Certificates or his or her facsimile signature was affixed to such Warrant Certificates, as the case may be, an Appropriate Officer, shall bind the Company, notwithstanding that such individuals or any of them have ceased to be such an Appropriate Officer prior to the authentication of such Warrant Certificate by the Warrant Agent or was not such an Appropriate Officer at the date of such Warrant Certificate.

(c) No Warrant shall be entitled to any benefit under this Warrant Agreement or be valid or obligatory for any purpose unless there appears on the applicable Warrant Certificate a certificate of authentication substantially in the form provided for herein executed by the Warrant Agent, and such signature upon any of the Warrant Certificates shall be conclusive evidence, and the only evidence, that such Warrant Certificate has been duly authenticated and delivered hereunder. The signature of the Warrant Agent on any of the Warrant Certificates may be in the form of a facsimile or other electronically transmitted signature (including, without limitation, electronic transmission in portable document format (.pdf)).

Section 2.03 Registration, Transfer, Exchange and Substitution.

(a) The Company shall cause to be kept at the office of the Warrant Agent, and the Warrant Agent shall maintain, a register (the “Warrant Register”) in which the Company shall provide for the registration of any Warrants and any Transfers, exchanges or substitutions of any Warrant as provided herein. Any Warrant issued upon any registration of Transfer or exchange of or substitution for any Warrant shall be a valid obligation of the Company, evidencing the same obligations, and entitled to the same benefits under this Warrant Agreement, as any Warrant surrendered for such registration of Transfer, exchange or substitution. Upon the Company’s request, the Warrant Agent shall provide to the Company as soon as reasonably practicable a copy of the Warrant Register as of the date of such request.

(b) Transfers of a Global Warrant shall be limited to Transfers in whole, and not in part, to the Company, the Depository, their successors, and their respective nominees. A Global Warrant may be Transferred to such parties upon the delivery of a written instruction of Transfer in form reasonably satisfactory to the Warrant Agent and the Company, duly executed by the Global Warrantholder or by such Global Warrantholder’s attorney, duly authorized in writing. No such Transfer shall be effected until, and the Transferee shall succeed to the rights of the Global Warrantholder only upon, final acceptance and registration of the Transfer in the Warrant Register by the Warrant Agent. Prior to the registration of any Transfer of a Global Warrant by the Global Warrantholder as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name such Global Warrant is registered as the owner thereof for all purposes, notwithstanding any notice to the contrary. To permit a registration of a Transfer of a Global Warrant, the Company shall execute the Global Warrant Certificates at the Warrant Agent’s request and the Warrant Agent shall authenticate such Global Warrant Certificates. Any of such Global Warrant Certificates shall be deposited on or after the date hereof with the Warrant Agent. No service charge shall be made for any such registration of Transfer. A party requesting transfer of a Global Warrant must provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, Inc.

(c) Interests of Beneficial Owners in a Global Warrant registered in the name of the Depository or its nominee shall only be Transferred in accordance with the procedures of the Depository, the applicable Participant and applicable Law.

(d) So long as any Global Warrant is registered in the name of the Depository or its nominee, the Beneficial Owners shall have no rights under this Warrant Agreement with respect to such Global Warrant held on their behalf by the Depository, and the Depository may be treated by the Company, the Warrant Agent and any agent of the Company or the Warrant Agent as the absolute owner of such Global Warrant for all purposes. Accordingly, any such Beneficial Owner’s interest in such Global Warrant will be shown only on, and the Transfer of such interest shall be effected only through, records maintained by the Depository or its nominee or the applicable Participant, and neither the Company nor the Warrant Agent shall have any responsibility or liability with respect to such records maintained by the Depository or its nominee or the applicable Participant. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Warrant Agent or any agent of the Company or the Warrant Agent from giving effect to any written certification, proxy or other authorization furnished by the Depository or impair the operation of customary practices of the Depository or Participants governing the exercise of the rights of a Beneficial Owner.

(e) Cash-Out Warrants may be Transferred only upon surrender of the Individual Warrant Certificate representing such Warrants for registration of Transfer. Individual Warrant Certificates may be presented for registration of Transfer and exchange at the offices of the Warrant Agent upon the delivery of a written instruction of Transfer in form reasonably satisfactory to the Warrant Agent and the Company, duly executed by the holder thereof or by such holder’s attorney, duly authorized in writing. No such Transfer shall be effected until, and the Transferee shall succeed to the rights of the holder thereof only upon, final acceptance and registration of the Transfer in the Warrant Register by the Warrant Agent. Prior to the registration of any Transfer of a Cash-Out Warrant represented by an Individual Warrant Certificate as provided herein, the Company, the Warrant Agent, and any agent of the Company or the Warrant Agent may treat the Person in whose name such Individual Warrant Certificate is registered as the owner thereof for all purposes, notwithstanding any notice to the contrary. To permit a registration of a Transfer of a Cash-Out Warrant, the Company shall execute any Individual Warrant Certificate at the Warrant Agent’s request and the Warrant Agent shall authenticate such Individual Warrant Certificate. No service charge shall be made for any such registration of Transfer. A party requesting Transfer of a Cash-Out Warrant mush provide any evidence of authority that may be required by the Warrant Agent, including but not limited to, a signature guarantee from an eligible guarantor institution participating in a signature guarantee program approved by the Securities Transfer Association, Inc. If less than all Cash-Out Warrants represented by an Individual Warrant Certificate are Transferred, exchanged or substituted in accordance with this Warrant Agreement, the Individual Warrant Certificate shall be surrendered to the Warrant Agent and a new Individual Warrant Certificate for a Number of Warrants equal to the Cash-Out Warrants represented by such individual Warrant Certificate that were not Transferred, exchanged or substituted, registered in such name or names as may be directed in writing by the surrendering Warrantholder, shall be executed by the Company and delivered to the Warrant Agent along with a duly executed Authentication Order and the Warrant Agent shall authenticate such new Individual Warrant Certificate and shall deliver such new Individual Warrant Certificate to the Person or Persons entitled to receive the same. Upon the written request of a Warrantholder, subject to applicable Law and receipt by the Company of an opinion of counsel (which may be in-house counsel of such holder) or seller’s representation letter reasonably satisfactory to the Company indicating that the Cash-Out Warrants of such Warrantholder are no longer “restricted securities” under the applicable federal securities laws of the United States, the Company shall enable eligible Cash-Out Warrants held by such Warrantholder to be “DTC eligible” so that such Cash-Out Warrants may be held in book-entry form through the Depository. Once such Cash-Out Warrants become “DTC eligible,” any Individual Warrant Certificates representing such Cash-Out Warrants may be presented to the Warrant Agent by such Warrantholder in exchange for one or more Global Warrants up to the aggregate number of such Cash-Out Warrants, to be registered in the name of the Depository, or its nominee, for crediting to the accounts of its participants pursuant to the procedures of the Depository. Upon such presentation, the Company may execute one or more Global Warrant Certificates representing the aggregate number of such Cash-Out Warrants and deliver the same to the Warrant Agent for authentication and delivery in accordance with Section 2.02. Such Global Warrant Certificates shall be deposited with the Warrant Agent as custodian for the Depository. An Individual Warrant Certificate representing Cash-Out Warrants may not be exchanged for a Global Warrant except upon satisfaction of the requirements set forth above.

Section 2.04 Form of Warrant Certificates; Private Placement Legend.

(a) Each of the Global Warrant Certificates shall be in substantially the form set forth in Exhibit A-1 hereto and shall have such insertions as are appropriate or required by this Warrant Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, such as may be required to comply with this Warrant Agreement, any Law or any rule of any securities exchange on which Warrants may be listed, and such as may be necessary to conform to customary usage.

(b) Each Individual Warrant Certificate shall be in substantially the form set forth in Exhibit A-2 hereto and shall have such insertions as are appropriate or required by this Warrant Agreement and may have such letters, numbers or other marks of identification and such legends and endorsements, stamped, printed, lithographed or engraved thereon, as the Company may deem appropriate and as are not inconsistent with the provisions of this Warrant Agreement, such as may be required to comply with this Warrant Agreement, any Law or any rule of any securities exchange on which Warrants may be listed, and such as may be necessary to conform to customary usage.

(c) Except as provided below, each Individual Warrant Certificate shall bear a legend substantially to the effect set forth in Exhibit F. Common Shares issuable upon exercise of Warrants represented by an Individual Warrant Certificate (the “Cash-Out Warrant Shares”) shall bear a legend substantially to the effect set forth in Exhibit G. Each of such legends is referred to herein as a “Private Placement Legend”.

Upon any Transfer of a Cash-Out Warrant Share pursuant to Rule 144 under the Securities Act or under an effective registration statement under the Securities Act, the Company shall permit the holder of such Cash-Out Warrant Share to exchange such Cash-Out Warrant Share for a Common Share that does not bear the Private Placement Legend subject to the following sentence. In the case of a Transfer of Cash-Out Warrant Shares pursuant to Rule 144 under the Securities Act, an opinion of counsel (which may be in-house counsel of such holder) or seller’s representation letter reasonably satisfactory to the Company shall be tendered therewith indicating that there are no impediments to the removal of such Private Placement Legend under the applicable federal securities laws of the United States. Once the Private Placement Legend has been removed with respect to a Cash-Out Warrant Share, upon the written request of the holder thereof, the Company will cooperate with such holder to register such Cash-Out Warrant Shares in the name of the Depository, or its nominee or custodian for crediting to the accounts of its participants pursuant to the procedures of the Depository.

Section 2.05 Cancellation of the Warrant Certificates. Any Warrant Certificate shall be promptly cancelled by the Warrant Agent upon the earlier of (i) its Expiration Date, (ii) the consummation of a Cash Exit Transaction (as provided in Section 5.01), (iii) the mutilation of the Warrant Certificate as described in Section 6.02, or (iv) registration of Transfer or exercise of all Warrants represented thereby and, except as provided in this Article 2 in case of a Transfer or Section 6.02 in case of mutilation, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to the Company from time to time or otherwise dispose of such cancelled Warrant Certificates as the Company may direct.

Section 2.06 Limitations on Transfer of Plan Warrants. Notwithstanding any other provision of this Warrant Agreement, the Plan Warrants are being offered and sold, and the Common Shares issuable upon exercise thereof are being offered and sold, pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 1145 of the Bankruptcy Code, and to the extent that any Beneficial Owner is an “underwriter” as defined in Section 1145(b)(1) of the Bankruptcy Code, such Beneficial Owner may not be able to Transfer any Plan Warrants or Common Shares issuable upon exercise thereof in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. Notwithstanding anything contained in this Warrant Agreement (but without limiting or modifying any express obligation of the Warrant Agent hereunder), the Warrant Agent shall not be under any duty or responsibility to ensure compliance by the Company, the Global Warrantholder, any Beneficial Owner of Plan Warrants or Common Shares issuable upon exercise thereof or any other Person with any applicable federal or state securities or bankruptcy Laws. By accepting a Transfer of a Plan Warrant or Common Share issuable upon exercise thereof, (x) the applicable Participant agrees to inform the Beneficial Owner of the limitations on Transfer set forth in this Section 2.06, and shall instruct and direct such Beneficial Owner to conform to the restrictions set forth herein and shall maintain any applicable legends in its books and records and (y) the Beneficial Owner acknowledges the foregoing.

Section 2.07 Limitations on Transfer of Cash-Out Warrants. Notwithstanding any other provision of this Warrant Agreement, the Cash-Out Warrants and the Cash-Out Warrant Shares are being offered and sold pursuant to an exemption from the registration requirement of Section 5 of the Securities Act provided by Section 4(a)(2) of the Securities Act and Rule 506 promulgated thereunder. Warrantholders and the holders of Cash-Out Warrant Shares may not be able to Transfer any Cash-Out Warrants or Cash-Out Warrant Shares in the absence of an effective registration statement under the Securities Act or an exemption from registration thereunder. Notwithstanding anything contained in this Warrant Agreement (but without limiting or modifying any express obligation of the Warrant Agent hereunder), the Warrant Agent shall not be under any duty or responsibility to ensure compliance by the Company, any Warrantholders or holders of Cash-Out Warrant Shares or any other Person with any applicable federal or state securities or bankruptcy Laws.

Article 3

Exercise and Settlement of Warrants

Section 3.01 Exercise of Warrants. At any time prior to Close of Business on its Expiration Date or cancellation pursuant to Section 2.05, each Warrant may be exercised in accordance with this Article 3. Subject to Section 5.01 hereof, any Warrants not exercised prior to their applicable Expiration Date shall expire unexercised and all rights thereunder and all rights in respect thereof under this Warrant Agreement shall cease as of the Close of Business on their applicable Expiration Date.

Section 3.02 Procedure for Exercise.

(a) To exercise a Plan Warrant, a Beneficial Owner must arrange for (i) the delivery of the Exercise Notice duly completed and executed by its applicable Participant to the principal office of each of the Warrant Agent and the Company, (ii) if Full Physical Settlement is elected, payment to the Warrant Agent in an amount equal to the respective Exercise Price for each Warrant to be exercised together with all applicable taxes and charges thereto (except for taxes and charges for which the Company is responsible pursuant to Section 3.10), (iii) delivery of each Warrant to be exercised through the facilities of the Depository and (iv) compliance with all other procedures established by the Depository, the applicable Participant and the Warrant Agent for the exercise of Warrants.

(b) To exercise a Cash-Out Warrant, a Warrantholder must (i) surrender the Individual Warrant Certificate evidencing such Cash-Out Warrant at the principal office of the Warrant Agent, (ii) arrange for the delivery of the Exercise Notice duly completed and executed to the principal office of each of the Warrant Agent and the Company and (iii) if Full Physical Settlement is elected, pay to the Warrant Agent an amount equal to the Exercise Price for each Warrant to be exercised together with all applicable taxes and charges thereto (except for such taxes and charges for which the Company is responsible pursuant to Section 3.10).

(c) The date on which all the requirements for exercise set forth in this Section 3.02 in respect of a Warrant are satisfied is the “Exercise Date” for such Warrant.

(d) Subject to Section 3.02(f) and Section 3.02(g), any exercise of a Warrant pursuant to the terms of this Warrant Agreement shall be irrevocable and enforceable in accordance with its terms.

(e) All funds received by the Warrant Agent under this Warrant Agreement that are to be distributed or applied by the Warrant Agent in the performance of services in accordance with this Warrant Agreement (the “Funds”) shall be held by the Warrant Agent as agent for the Company and deposited in one or more bank accounts to be maintained by the Warrant Agent in its name as agent for the Company (the “Funds Account”). Until paid pursuant to the terms of this Warrant Agreement, the Warrant Agent will hold the Funds through the Funds Account in deposit accounts of commercial banks with Tier 1 capital exceeding $1 billion or with an average rating above investment grade by S&P (LT Local Issuer Credit Rating), Moody’s (Long Term Rating) and Fitch Ratings, Inc. (LT Issuer Default Rating), each as reported by Bloomberg Finance L.P. The Warrant Agent shall have no responsibility or liability for any diminution of the Funds that may result from any deposit made by the Warrant Agent in accordance with this paragraph, including any losses resulting from a default by any bank, financial institution or other third party. The Warrant Agent may from time to time receive interest, dividends or other earnings in connection with such deposits.

(f) The Company shall use commercially reasonable efforts to assist and cooperate with any Exercising Owner required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of a Warrant (including, without limitation, making any filings required to be made by the Company), and any exercise of a Warrant may be made contingent upon the making of any such filing and the receipt of any such approval.

(g) Notwithstanding any other provision of this Warrant Agreement, if the exercise of any Warrant is to be made in connection with a registered public offering or a Reorganization Transaction, such exercise may, upon proper election in the Exercise Notice, be conditioned upon consummation of such offering or transaction in which case such exercise shall not be deemed effective until the consummation of such offering or transaction.

(h) The Warrant Agent shall forward funds deposited in the Funds Account in a given week by the fifth Business Day of the following week by wire transfer to an account designated by the Company.

(i) In the case of Full Physical Settlement, payment of the applicable Exercise Price upon exercise of Warrants shall be by federal wire or other immediately available funds payable to the account maintained by the Warrant Agent in its name as agent for the Company. The Warrant Agent shall provide an exercising Beneficial Owner or Warrantholder, as the case may be, upon request, with the appropriate payment instructions.

Section 3.03 Settlement of Warrants.

(a) Full Physical Settlement shall apply to each Warrant unless the Exercising Owner elects for Net Share Settlement to apply upon exercise of such Warrant. Such election shall be made in the Exercise Notice for such Warrant or as otherwise provided in Section 3.03(c).

(b) If Full Physical Settlement applies to the exercise of a Warrant, upon the proper and valid exercise thereof by an Exercising Owner, the Company shall cause to be delivered to the Exercising Owner, the Full Physical Settlement Amount on the Settlement Date.

(c) If Net Share Settlement applies to the exercise of a Warrant and Fair Value has been determined by the Board pursuant to clause (iv) of the definition thereof, then the Company shall provide each Exercising Owner with written notice of such Fair Value and supporting documentation regarding such determination as reasonably requested by such Exercising Owner. An Exercising Owner may, within 10 days after its receipt of notice of such Fair Value and supporting documentation:

(1) deliver to the Company and the Warrant Agent a written objection to such determination, in which case the Fair Value shall be determined by an Independent Appraiser selected by the Company in good faith, subject to the following:

(i) The Independent Appraiser’s determination shall be based upon the fair market value of the Company determined on a going concern basis as between a willing buyer and a willing seller and taking into account all relevant factors determinative of value. In determining the Fair Value of any Common Shares, no consideration shall be given to any restrictions on transfer of the Common Shares imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights; and

(ii) The Independent Appraiser shall be instructed to deliver a written opinion regarding Fair Value within 30 days after submission to it of such objection. Such opinion shall be final and binding on the Company and the Objecting Owner. The reasonable costs and expenses of the Independent Appraiser in making such determination shall be borne equally by the Company and the Objecting Owner; or

(2) elect to have Full Physical Settlement apply to the exercise of each such Warrant by (x) delivering written notice of such election to the Company and the Warrant Agent, and (y) making payment to the Warrant Agent in an amount equal to the Exercise Price for each such Warrant together with all applicable taxes and charges thereto (except for taxes and charges for which the Company is responsible pursuant to Section 3.10).

(d) If Net Share Settlement applies to the exercise of a Warrant, upon the proper and valid exercise thereof by an Exercising Owner, the Company shall cause to be delivered to the Exercising Owner, the Net Share Amount on the Settlement Date, with any fractional Common Share rounded down to the nearest whole share as provided in Section 3.05.

(e) If there is a dispute as to the determination of the applicable Exercise Price or the calculation of the number of Common Shares to be delivered to an Exercising Owner, the Company shall cause to be promptly delivered to the Exercising Owner, the number of Common Shares that is not in dispute.

Section 3.04 Delivery of Common Shares.

(a) In connection with the exercise of Warrants, the Warrant Agent shall:

(1) examine all Exercise Notices and all other documents delivered to it to ascertain whether, on their face, such Exercise Notices and any such other documents have been executed and completed in accordance with their terms;

(2) where an Exercise Notice or other document appears on its face to have been improperly completed or executed or some other irregularity in connection with the exercise of the Warrant exists, endeavor to inform the appropriate parties (including the Person submitting such instrument) of the need for fulfillment of all requirements, specifying those requirements which appear to be unfulfilled;

(3) inform the Company of and cooperate with and assist the Company in resolving any reconciliation problems between the Exercise Notices received and delivery of Warrants to the Warrant Agent’s account;

(4) advise the Company with respect to an exercise, no later than three Business Days following the satisfaction of each of the applicable procedures for exercise set forth in Section 3.02(a) or Section 3.02(b), as the case may be, of (v) the receipt of such Exercise Notice and the number of Warrants exercised in accordance with the terms and conditions of this Warrant Agreement, (w) if Full Physical Settlement applies, the number of Common Shares to be delivered by the Company, (x) the instructions with respect to issuance of the Common Shares, subject, in the case of exercise of a Global Warrant, to the timely receipt from the Depository of the necessary information, (y) the number of Persons who will become holders of record of the Company (who were not previously holders of record) as a result of receiving Common Shares upon exercise of the Warrants and (z) such other information as the Company shall reasonably require;

(5) promptly deposit in the Funds Account all Funds received in payment of the applicable Exercise Price in connection with Full Physical Settlement of Warrants;

(6) promptly cancel and destroy the applicable Warrant Certificate if all Warrants represented thereby have been exercised in full and deliver a certificate of destruction to the Company, unless the Company shall otherwise direct in writing;

(7) if all Warrants represented by a Warrant Certificate shall not have been exercised in full, (i) in respect of a Global Warrant Certificate, note and authenticate such decrease in the Number of Warrants on Schedule A of such Global Warrant Certificate and (ii) in respect of an Individual Warrant Certificate, deliver a new Individual Warrant Certificate, authenticated by the Warrant Agent, for the balance of the number of Warrants represented by the surrendered Individual Warrant Certificate; and

(8) provide to the Company, upon the Company’s request, the number of Warrants previously exercised, the number of Common Shares issued in connection with such exercises and the number of remaining outstanding Warrants.

(b) With respect to each properly exercised Warrant in accordance with this Warrant Agreement, the Company shall cause its transfer agent to issue, in book-entry form at the transfer agent or through the Depository, the Common Shares due in connection with such exercise for the benefit and in the name of the Person designated by the Beneficial Owner or Warrantholder submitting the applicable Exercise Notice. The Person on whose behalf and in whose name any Common Shares are registered shall for all purposes be deemed to have become the holder of record of such Common Shares as of the Close of Business on the applicable Exercise Date.

(c) Promptly after the Warrant Agent shall have taken the action required by this Section 3.04 (or at such later time as may be mutually agreeable to the Company and the Warrant Agent), the Warrant Agent shall account to the Company with respect to the consummation of any exercise of any Warrants.

Section 3.05 No Fractional Common Shares to Be Issued.

(a) Notwithstanding anything to the contrary in this Warrant Agreement, the Company shall not be required to issue any fraction of a Common Share upon exercise of any Warrants.

(b) If any fraction of a Common Share would, except for the provisions of this Section 3.05, be issuable on the exercise of any Warrants, the Company shall instead round down to the nearest whole share the number of Common Shares that such Person designated in the applicable Exercise Notice shall receive. All Warrants exercised by a Beneficial Owner or Warrantholder on the same Exercise Date shall be aggregated for purposes of determining the number of Common Shares to be delivered pursuant to Section 3.04(b).

(c) Each Beneficial Owner and Warrantholder, by its acceptance of an interest in a Warrant, expressly waives its right to any fraction of a Common Share upon its exercise of such Warrant.

Section 3.06 Acquisition of Warrants by Company. The Company shall have the right, except as limited by Law, to purchase or otherwise to acquire one or more Warrants at such times, in such manner and for such consideration as agreed by the Company and the applicable Beneficial Owner or Warrantholder.

Section 3.07 Validity of Exercise. All questions as to the validity, form and sufficiency (including time of receipt) of a Warrant exercise shall be determined by the Company in good faith, which determination shall be final and binding with respect to the Warrant Agent. The Warrant Agent shall incur no liability for or in respect of and, except to the extent such liability arises from the Warrant Agent’s gross negligence, willful misconduct or bad faith (as determined by a court of competent jurisdiction in a final non-appealable judgment), shall be indemnified and held harmless by the Company for acting or refraining from acting upon, or as a result of such determination by the Company. The Company reserves the absolute right to waive any of the conditions to the exercise of Warrants or defects in Exercise Notices with regard to any particular exercise of Warrants.

Section 3.08 Certain Calculations.

(a) The Warrant Agent shall be responsible for performing all calculations, save for in the case of Net Share Settlements, required in connection with the exercise and settlement of the Warrants as described in this Article 3. In connection therewith, the Warrant Agent shall provide prompt written notice to the Company, in accordance with Section 3.04(a)(4), of the number of Common Shares deliverable upon exercise and settlement of Warrants. The Company shall be responsible for all calculations and determinations required in connection with any Net Share Settlements and shall provide written notification to the Warrant Agent of the Net Share Amount to be issued on the Settlement Date for any Net Share Settlement. For the avoidance of doubt, the Warrant Agent shall not be responsible for performing the calculations set forth in Article 4 or the calculations delegated to the Independent Appraiser in accordance with this Warrant Agreement.

(b) The Warrant Agent shall not be accountable with respect to the validity or value of any Common Shares or Units of Reference Property that may at any time be issued or delivered upon the exercise of any Warrant, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible, to the extent not arising from the Warrant Agent’s gross negligence, willful misconduct or bad faith (as determined by a court of competent jurisdiction in a final non-appealable judgment), for any failure of the Company to issue, transfer or deliver any Common Shares or Units of Reference Property, or to comply with any of the covenants of the Company contained in this Article 3.

Section 3.09 Reservation and Listing of Shares. The Company will at all times reserve and keep available, out of its authorized but unissued Common Shares, solely for the purpose of providing for the exercise of the Warrants, the aggregate number of Common Shares then issuable upon exercise of the Warrants at any time. The Company will use its commercially reasonable efforts to (A) procure, at its sole expense, the listing of the Common Shares issuable upon exercise of the Warrants (other than Cash-Out Warrant Shares that contain a Private Placement Legend) at any time, subject to issuance or notice of issuance, on all principal stock exchanges on which the Common Shares are then listed or traded and (B) maintain such listings of such Common Shares at all times after issuance. The Company will use commercially reasonable efforts to ensure that the Common Shares may be issued without violation of any applicable law or regulation or of any requirement of any securities exchange on which the Common Shares are listed or traded.

Section 3.10 Charges, Taxes and Expenses. Issuance of the Warrants and issuance of Common Shares upon the exercise of the Warrants shall be made without charge for any issue or transfer tax or other incidental expense in respect of the issuance thereof, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax that may be payable in respect of any Transfer involved in the issuance and delivery of such Warrants or Common Shares (including certificates therefor) in a name other than the Beneficial Owner or Warrantholder of the Warrant surrendered upon exercise or Transfer of the Warrant, and the Company shall not be required to issue or deliver such Warrants or Common Shares, as applicable, unless and until the Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

Article 4

Adjustments

Section 4.01 Adjustments to Exercise Price. After the date on which the Warrants are first issued and while any Warrants remain outstanding and unexpired, the Exercise Prices shall be subject to adjustment (without duplication) upon the occurrence of any of the following events:

(a) The issuance of Common Shares as a dividend or distribution to all holders of Common Shares, or a subdivision, combination, split, reverse split or reclassification of the outstanding Common Shares into a greater or smaller number of Common Shares, in which event the Exercise Prices shall be adjusted based on the following formula:

E1 = E0 x	N0
N1

where:

E1	=	the applicable Exercise Price in effect immediately after (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;

E0	=	the applicable Exercise Price in effect immediately prior to (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification;

N0	=	the number of Common Shares Deemed Outstanding immediately prior to (i) the Open of Business on the Record Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification; and

N1	=	the number of Common Shares equal to (i) in the case of a dividend or distribution, the sum of the number of Common Shares Deemed Outstanding immediately prior to the Open of Business on the Record Date for such dividend or distribution plus the total number of Common Shares issued pursuant to such dividend or distribution or (ii) in the case of a subdivision, combination, split, reverse split or reclassification, the number of Common Shares Deemed Outstanding immediately after such subdivision, combination, split, reverse split or reclassification.

Such adjustment shall become effective immediately after (i) the Open of Business on the Ex-Date in the case of a dividend or distribution or (ii) the consummation of the transaction in the case of a subdivision, combination, split, reverse split or reclassification. If any dividend or distribution or subdivision, combination, split, reverse split or reclassification of the type described in this Section 4.01(a) is declared or announced but not so paid or made, the Exercise Prices shall again be adjusted to the applicable Exercise Prices that would then be in effect if such dividend or distribution or subdivision, combination, split, reverse split or reclassification had not been declared or announced, as the case may be.

(b) The issuance as a dividend or distribution to all holders of Common Shares of evidences of indebtedness, Securities of the Company or any other Person (other than Common Shares), Cash or other property (excluding any dividend or distribution covered by Section 4.01(a)), in which event the Exercise Prices will be adjusted based on the following formula:

E1 = E0 x	P – FMV
P

where:

E1	=	the applicable Exercise Price in effect immediately after the Open of Business on the Ex-Date for such dividend or distribution;

E0	=	the applicable Exercise Price in effect immediately prior to the Open of Business on the Ex-Date for such dividend or distribution;

P	=	the Fair Value of a Common Share as of immediately prior to the Open of Business on the second Business Day preceding the Ex-Date for such dividend or distribution; and

FMV	=	the Fair Value of the portion of such dividend or distribution applicable to one Common Share as of the Open of Business on the date of such dividend or distribution.

Such decrease shall become effective immediately after the Open of Business on the Ex-Date for such dividend or distribution. In the event that such dividend or distribution is declared or announced but not so paid or made, the Exercise Prices shall again be adjusted to be the Exercise Prices which would then be in effect if such distribution had not been declared or announced.

(c) If any single action would require adjustment of the Exercise Prices pursuant to more than one subsection of this Section 4.01, only one adjustment shall be made and such adjustment shall be the amount of adjustment that has the highest, relative to the rights and interests of the registered holders of the Warrants then outstanding, absolute value.

(d) The Company may from time to time, to the extent permitted by Law, decrease the Exercise Prices and/or increase the Number of Warrants by any amount for any period of at least twenty days. In that case, the Company shall give the Global Warrantholder, the Warrantholders and the Warrant Agent at least ten days’ prior written notice of such increase or decrease, and such notice shall state the applicable decreased Exercise Prices and/or increased Number of Warrants and the period during which the decrease and/or increase will be in effect. The Company may make such decreases in the Exercise Prices and/or increases in the Number of Warrants, in addition to those set forth in this Article 4, as the Board deems advisable, including to avoid or diminish any income tax to holders of the Common Shares resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

(e) Notwithstanding this Section 4.01 or any other provision of this Warrant Agreement or the Warrants, if an Exercise Prices adjustment becomes effective on any Ex-Date, and a Warrant has been exercised on or after such Ex-Date and on or prior to the related Record Date resulting in the Person issued Common Shares being treated as the record holder of the Common Shares on or prior to the Record Date, then, notwithstanding the Exercise Prices adjustment provisions in this Section 4.01, the Exercise Prices adjustment relating to such Ex-Date will not be made with respect to such Warrant. Instead, such Person will be treated as if it were the record owner of Common Shares on an un-adjusted basis and participate in the related dividend, distribution or other event giving rise to such adjustment.

Section 4.02 Adjustments to Number of Warrants. Concurrently with any adjustment to the Exercise Prices under Section 4.01, the Number of Warrants in respect of each Warrant Certificate will be adjusted such that the Number of Warrants in effect immediately following the effectiveness of such adjustment will be equal to the Number of Warrants in effect immediately prior to such adjustment, multiplied by a fraction, (i) the numerator of which is the applicable Exercise Price in effect immediately prior to such adjustment and (ii) the denominator of which is the applicable Exercise Price in effect immediately following such adjustment.

Section 4.03 Certain Distributions of Rights and Warrants; Stockholder Rights Plan.

(a) (i) Rights or warrants distributed by the Company to all holders of Common Shares entitling the holders thereof to subscribe for or purchase the Company’s Securities (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events (a “Trigger Event”):

(1) are deemed to be transferred with such Common Shares;

(2) are not exercisable; and

(3) are also issued in respect of future issuances of Common Shares,

shall be deemed not to have been distributed for purposes of Article 4 (and no adjustment to the Exercise Price or the Number of Warrants under this Article 4 will be made) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exercise Prices and the Number of Warrants shall be made under this Article 4 (subject in all respects to Section 4.04).

(ii) If any such right or warrant is subject to events, upon the occurrence of which such rights or warrants become exercisable to purchase different securities, evidences of indebtedness or other assets, then the date of the occurrence of any and each such event shall be deemed to be the date of distribution and Record Date with respect to new rights or warrants with such rights (subject in all respects to Section 4.03(b)).

(iii) In addition, except as set forth in Section 4.03(b), in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in clause (ii) above) with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to the Exercise Prices and the Number of Warrants under Article 4 was made:

(1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by the holders thereof, the Exercise Prices and the Number of Warrants shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, equal to the per share redemption or repurchase price received by a holder or holders of Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants) made to all holders of Common Shares as of the date of such redemption or repurchase; and

(2) in the case of such rights or warrants that shall have expired or been terminated without exercise by the holders thereof, the Exercise Prices and the Number of Warrants shall be readjusted as if such rights and warrants had not been issued or distributed.

(b) If the Company has a stockholder rights plan in effect with respect to the Common Shares, upon exercise of a Warrant the holder shall be entitled to receive, in addition to the Common Shares, the rights under such stockholder rights plan, unless, prior to such exercise, such rights have separated from the Common Shares, in which case the Exercise Prices and the Number of Warrants shall be adjusted at the time of separation as if the Company had made a distribution to all holders of Common Shares as described in the first paragraph of Section 4.01(b), subject to readjustment in the event of the expiration, termination or redemption of such rights.

Section 4.04 Restrictions on Adjustments.

(a) No adjustment shall be made to the 4-Year Exercise Price or the 5-Year Exercise Price under Section 4.01, nor will any corresponding adjustment be made to the Number of Warrants under Section 4.02, unless the adjustment would result in a change of at least 1% of the 4-Year Exercise Price or the 5-Year Exercise Price, as the case may be; provided, however, that any adjustment of less than 1% that was not made by reason of this Section 4.04(a) shall be carried forward and made as soon as such adjustment, together with any other adjustments not previously made by reason of this Section 4.04(a), would result in a change of at least 1% in the aggregate. All calculations under this Article 4 shall be made to the nearest cent or to the nearest 1/100th of a Common Share, as the case may be.

(b) In no event shall the Company adjust the 4-Year Exercise Price or the 5-Year Exercise Price or make a corresponding adjustment to the number of Common Shares issuable upon exercise of any Warrant to the extent that the adjustment would reduce the applicable Exercise Price below the par value of the Common Shares.

(c) No adjustment shall be made to the 4-Year Exercise Price or the 5-Year Exercise Price under Section 4.01, nor will any corresponding adjustment be made to the Number of Warrants under Section 4.02, upon: (i) the issuance of any Securities by the Company on the Effective Date and pursuant to the Plan, (ii) the issuance of any Common Shares pursuant to any present or future plan providing for the reinvestment of dividends or interest payable on the Company’s Securities and the investment of additional optional amounts in Common Shares under any plan, (iii) the issuance of Securities by the Company to employees, officers, directors or consultants of the Company or its Subsidiaries pursuant to the New MIP or other management or director incentive plans or stock or stock option compensation plans, including pursuant to any employment, severance or consulting agreements, or (iv) a change in par value of the Common Shares.

(d) If the Company takes a record of the holders of Common Shares for the purpose of entitling them to receive a dividend or other distribution, and thereafter (and before the dividend or distribution has been paid or delivered to members) legally abandons its plan to pay or deliver such dividend or distribution, then thereafter no adjustment to the Exercise Prices or the Number of Warrants then in effect shall be required by reason of the taking of such record.

Section 4.05 Adjustment upon Reorganization Transaction.

(a) If there occurs any Reorganization Transaction (other than a Cash Exit Transaction) while any Warrants remain outstanding and unexpired, then following the effective time of the Reorganization Transaction, the right to receive Common Shares upon exercise of a Warrant shall be changed to a right to receive, upon exercise of such Warrant, the kind and amount of shares of stock, other securities or other property or assets (including Cash or any combination thereof) (the “Reference Property”) that a holder of one Common Share would have owned or been entitled to receive in connection with such Reorganization Transaction (such kind and amount of Reference Property per Common Share, a “Unit of Reference Property”). In the event holders of Common Shares have the opportunity to elect the form of consideration to be received in a Reorganization Transaction, the type and amount of consideration into which the Warrants shall be exercisable from and after the effective time of such Reorganization Transaction shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Common Shares in such Reorganization Transaction. The Company hereby agrees not to become a party to any Reorganization Transaction unless its terms are consistent with this Section 4.05.

(b) At any time from, and including, the effective time of a Reorganization Transaction:

(1) each Warrant shall be exercisable for a single Unit of Reference Property instead of one Common Share; and

(2) any calculation of Fair Value shall be made with respect to a Unit of Reference Property.

(c) On or prior to the effective time of any Reorganization Transaction, the Company or the successor or purchasing Person, as the case may be, shall execute an amendment to this Warrant Agreement providing that the Warrants shall be exercisable for Units of Reference Property in accordance with the terms of this Section 4.05. If the Reference Property in connection with any Reorganization Transaction includes shares of stock or other securities and assets of a Person other than the successor or purchasing Person, as the case may be, in such Reorganization Transaction, then the Company shall cause such amendment to this Warrant Agreement to be executed by such other Person and such amendment shall contain such additional provisions to protect the interests of the Global Warrantholder (for the benefit of the Beneficial Owners) and the Warrantholders as the Board shall reasonably consider necessary by reason of the foregoing. Any such amendment to this Warrant Agreement shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article 4. In the event the Company shall execute an amendment to this Warrant Agreement pursuant to this Section 4.05, the Company shall promptly file with the Warrant Agent an Officer’s Certificate briefly stating the reasons therefor, the kind or amount of Cash, securities or property or assets that will comprise a Unit of Reference Property after the relevant Reorganization Transaction, any adjustment to be made with respect thereto and that all conditions precedent have been complied with. The Company shall cause notice of the execution of the amendment to be mailed to the Global Warrantholder and the Warrantholders within 20 Business Days after execution thereof.

(d) The above provisions of this Section 4.05 shall similarly apply to successive Reorganization Transactions.

Section 4.06 Successor upon Consolidation or Merger.

(a) The Company may consolidate or merge with another Person only (i) if the Company is the surviving Person or (ii) if the Company is not the surviving Person, then:

(1) the successor to the Company assumes all of the Company’s obligations under this Warrant Agreement; and

(2) the successor to the Company provides written notice of such assumption to the Warrant Agent prior to the consummation of such consolidation or merger, together with such identifying corporate information as may be reasonably requested by the Warrant Agent.

(b) Such successor to the Company thereafter may cause to be signed, and may issue any or all of, the Global Warrants issuable pursuant to this Warrant Agreement which theretofore shall not have been issued by the Company; and, upon the order of such successor Person, instead of the Company, and subject to all the terms, conditions and limitations in this Warrant Agreement, the Warrant Agent shall authenticate and deliver, as applicable, any Global Warrants that previously shall have been signed and delivered by the officers of the Company to the Warrant Agent for authentication, and any Warrants which such successor to the Company thereafter shall cause to be signed and delivered to the Warrant Agent for such purpose.

Section 4.07 Common Shares Outstanding; Common Shares Reserved for Issuance on Exercise.

(a) For the purposes of this Article 4, the number of Common Shares at any time outstanding shall not include Common Shares held, directly or indirectly, by the Company or any of its Subsidiaries.

(b) Such number of Common Shares as will be issuable upon the exercise of all outstanding Warrants for Common Shares have been authorized and reserved for issuance. The Company covenants that all Common Shares that shall be so issuable shall be duly and validly issued, fully paid and non-assessable.

(c) The Company agrees to authorize and direct its current and future transfer agents for the Common Shares to reserve for issuance the number of Common Shares specified in this Section 4.07 and shall take all action required to increase the authorized number of Common Shares if at any time there shall be insufficient authorized but unissued Common Shares to permit such reservation or to permit the exercise of a Warrant. Promptly after each of the Expiration Dates, the Warrant Agent shall certify to the Company the aggregate Number of Warrants then outstanding, and thereafter no Common Shares shall be required to be reserved in respect of such Warrants.

Section 4.08 Calculations; Instructions to Warrant Agent. The Company shall be responsible for making all calculations called for under this Article 4 for purposes of determining any adjustments to the Exercise Prices and the Number of Warrants, including determinations as to Fair Value and the composition of Units of Reference Property. Such calculations and determinations shall be final and binding on the Global Warrantholder and all Beneficial Owners and Warrantholders absent manifest error. The Company shall provide a schedule of the Company’s calculations and determinations to the Warrant Agent, and the Warrant Agent is entitled to rely upon the accuracy of the Company’s calculations without independent verification.

Section 4.09 Notice of Adjustment. The Company shall mail, or cause to be mailed, to the Global Warrantholder, the Warrantholders and the Warrant Agent, in accordance with Section 7.13, a notice of any adjustment or readjustment to the Exercise Prices or the Number of Warrants no less than three Business Days prior to the effective date of such adjustment or readjustment. The Company shall file with the Warrant Agent such notice and an Officer’s Certificate setting forth such adjustment or readjustment and kind and amount of securities, Cash or other property for which a Warrant shall thereafter be exercisable and the applicable Exercise Price, showing in reasonable detail the facts upon which such adjustment or readjustment is based. The Officer’s Certificate shall be conclusive evidence that the adjustment or readjustment is correct, and the Warrant Agent shall not be deemed to have any knowledge of any adjustments or readjustments unless and until it has received such Officer’s Certificate. The Warrant Agent shall not be under any duty or responsibility with respect to any such Officer’s Certificate except to exhibit the same to the Global Warrantholder and the Warrantholders.

Section 4.10 Statements on Warrants. Other than notation of any applicable increase or decrease in the Number of Warrants on Schedule A of each Global Warrant Certificate, the form of each Global Warrant Certificate need not be changed because of any adjustment or readjustment made pursuant to this Article 4, and Global Warrant Certificates issued after such adjustment or readjustment may state the same information (other than the applicable adjusted Exercise Price and the adjusted Number of Warrants) as are stated in the Global Warrant Certificates initially issued pursuant to this Warrant Agreement.

Section 4.11 Effect of Adjustment. The Depository and applicable Participants shall effect any applicable adjustments, changes or payments to the Beneficial Owners with respect to beneficial interests in the Global Warrants resulting from any adjustments or readjustments, changes or payments effected pursuant to this Article 4 in accordance with the procedures of the Depository and the applicable Participants.

Section 4.12 Warrant Agent Not Responsible for Adjustments or Validity. The Warrant Agent shall at no time be under any duty or responsibility to determine whether any facts exist that may require an adjustment or readjustment of the Exercise Prices and the Number of Warrants, or with respect to the nature or extent of any such adjustment or readjustment when made, or with respect to the method employed, herein or in any supplemental agreement provided to be employed, in making the same. The Warrant Agent shall have no duty to verify or confirm any calculation called for hereunder. The Warrant Agent shall have no liability for any failure or delay in performing its duties hereunder caused by any failure or delay of the Company in providing such calculations to the Warrant Agent. The Warrant Agent shall not be accountable with respect to the validity or value (or the kind or amount) of any Common Shares or of any Securities or property which may at any time be issued or delivered upon the exercise of any Warrant or upon any adjustment or readjustment pursuant to this Article 4, and it makes no representation with respect thereto. The Warrant Agent shall not be responsible for any failure of the Company to make any Cash payment or to issue, transfer or deliver any Common Shares or stock certificates or other securities or property or scrip upon the surrender of any Warrant for the purpose of exercise or upon any adjustment pursuant to this Article 4, or to comply with any of the covenants of the Company contained in this Article 4. The Warrant Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice of any fact or circumstance not specifically set forth herein or in any notice from the Company. The Warrant Agent may rely conclusively, and shall be protected in acting, upon any notice, instruction, request, order, judgment, certification, opinion or advice of counsel, statement, demand or other instrument or document, not only as to its due execution, validity (including the authority of the person signing or presenting the same) and effectiveness, but also as to the truth and accuracy of any information contained therein, which the Warrant Agent shall believe to be genuine and to have been signed or presented by the person or parties purporting to sign the same.

Article 5

Cash Exit Transaction

Section 5.01 Cash Exit Transaction. Upon consummation of a Cash Exit Transaction, all unexercised Warrants shall be automatically cancelled for no consideration; provided, however, that in the case of a Cash Exit Transaction in which the Cash consideration paid per Common Share exceeds the exercise price of any Warrant, each such Warrant shall be deemed to have been, for all purposes, exercised immediately prior to consummation of such Cash Exit Transaction for the Net Share Amount.

Article 6

Other Provisions Relating to Rights of Warrantholders

Section 6.01 No Rights as Stockholders. Nothing contained in this Warrant Agreement or in any Warrant Certificate shall be construed as conferring upon any Person, by virtue of holding or having a beneficial interest in a Warrant, the right to vote, to consent, to receive any Cash dividends, stock dividends, allotments or rights or other distributions paid, allotted or distributed or distributable to the holders of Common Shares, or to exercise any rights whatsoever as a stockholder of the Company unless, until and only to the extent such Persons become holders of record of Common Shares issued upon settlement of Warrants.

Section 6.02 Mutilated or Missing Global Warrant Certificates. If any Warrant Certificate is mutilated, defaced, lost, destroyed or stolen, then on the terms set forth in this Warrant Agreement, such Warrant Certificate may be replaced with a new Warrant Certificate, of like date and tenor and representing the same number of Warrants, at the cost of the Company at the office of the Warrant Agent subject to the replacement procedures of the Warrant Agent which shall include obtaining an open penalty surety bond satisfactory to the Warrant Agent holding the Company and the Warrant Agent harmless. Any such new Warrant Certificate shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant Certificate shall be at any time enforceable by anyone. All Warrant Certificates shall be issued upon the express condition that the foregoing provisions are exclusive with respect to the substitution for lost, stolen, mutilated or destroyed Warrant Certificates, and shall preclude any and all other rights or remedies notwithstanding any Law or statute existing or hereafter enacted to the contrary with respect to the substitution for and replacement of negotiable instruments or other securities without their surrender.

Section 6.03 Modification, Waiver and Meetings.

(a) This Warrant Agreement may be modified or amended by the Company and the Warrant Agent, without the consent of any Warrantholder, any Beneficial Owner of any Warrant, or any applicable Participant with respect to any Warrant, for the purposes of curing any ambiguity or correcting or supplementing any defective provision contained in this Warrant Agreement or to make any other provisions in regard to matters or questions arising in this Warrant Agreement which the Company and the Warrant Agent may deem necessary or desirable; provided that such modification or amendment does not adversely affect the interests of the Warrantholders or the Beneficial Owners in any material respect. As a condition precedent to the Warrant Agent’s execution of any amendment, the Company shall deliver to the Warrant Agent a certificate from an Appropriate Officer that states that the proposed amendment is in compliance with the terms of this Section 6.03.

(b) Modifications and amendments to this Warrant Agreement or to the terms and conditions of Warrants not contemplated by Section 6.03(a) may also be made by the Company and the Warrant Agent, and noncompliance with any provision of the Warrant Agreement or Warrants may be waived, by the Beneficial Owners and Warrantholders (pursuant to a proper vote or consent of a majority of the Warrants at the time outstanding).

(c) However, no modification, amendment or waiver may, without the written consent of the Beneficial Owners and Warrantholders of the 4-Year Warrants (if such modification, amendment or waiver relates to the 4-Year Warrants) or the 5-Year Warrants (if such modification, amendment or waiver relates to the 5-Year Warrants), pursuant to a proper vote or consent of each applicable Warrant:

(A) change the applicable Expiration Date; or

(B) increase the applicable Exercise Price or decrease the applicable Number of Warrants (except as set forth in Article 4).

Section 6.04 Reorganization Transaction. In the event of any Reorganization Transaction, then, and in each such case, the Company will mail or cause to be mailed to the Global Warrantholder and each other Warrantholder, as promptly as reasonably practicable upon execution of the agreement providing for such Reorganization Transaction, a notice specifying the effective date on which such Reorganization Transaction is or is expected to take place, and the time, if any is to be fixed, as of which the holders of record of Common Shares (or such other stock or Securities at the time deliverable upon the exercise of a Warrant) shall be entitled to exchange their Common Shares (or such other stock or Securities) for Securities or other property deliverable upon such Reorganization Transaction.

Article 7

Concerning the Warrant Agent and Other Matters

Section 7.01 Change of Warrant Agent.

(a) The Warrant Agent, or any successor to it hereafter appointed, may resign its duties and be discharged from all further duties and liabilities hereunder (except for liability arising as a result of the Warrant Agent’s own gross negligence, willful misconduct or bad faith) after giving sixty (60) days’ notice in writing to the Company, except that such shorter notice may be given as the Company shall, in writing, accept as sufficient. If the office of the Warrant Agent becomes vacant by resignation or incapacity to act or otherwise, the Company shall appoint in writing a successor warrant agent in place of the Warrant Agent. If the Company shall fail to make such appointment within a period of thirty (30) days after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated warrant agent or by the Global Warrantholder or Beneficial Owners and Warrantholders representing a majority of the Warrants at the time outstanding, then the Global Warrantholder or Beneficial Owners and Warrantholders representing a majority of the Warrants at the time outstanding may appoint a successor warrant agent.

(b) The Warrant Agent may be removed by the Company at any time upon thirty (30) days’ written notice to the Warrant Agent; provided, however, that the Company shall not remove the Warrant Agent until a successor warrant agent meeting the qualifications hereof shall have been appointed; provided, further, that, until such successor warrant agent has been appointed, the Company shall compensate the Warrant Agent in accordance with Section 7.02.

(c) Any successor warrant agent, whether appointed by the Company or by such a court, shall be a corporation or banking association organized, in good standing and doing business under the Laws of the United States of America or any state thereof or the District of Columbia, and authorized under such Laws to exercise corporate trust powers and subject to supervision or examination by federal or state authority and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such successor warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published prior to its appointment; provided that such reports are published at least annually pursuant to Law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the successor warrant agent, such successor warrant agent shall be vested with all the authority, powers, rights, immunities, duties and obligations of its predecessor warrant agent with like effect as if originally named as warrant agent hereunder, without any further act or deed; but if for any reason it becomes necessary or appropriate, the predecessor warrant agent shall execute and deliver, at the expense of the Company, an instrument transferring to such successor warrant agent all the authority, powers and rights of such predecessor warrant agent hereunder; and upon request of any successor warrant agent, the Company shall make, execute, acknowledge and deliver any and all instruments in writing to more fully and effectually vest in and conform to such successor warrant agent all such authority, powers, rights, immunities, duties and obligations. Upon assumption by a successor warrant agent of the duties and responsibilities hereunder, the predecessor warrant agent shall deliver and transfer, at the expense of the Company, to the successor warrant agent any property at the time held by it hereunder. As soon as practicable after such appointment, the Company shall give notice thereof to the predecessor warrant agent, the Global Warrantholder and each transfer agent for its Common Shares. Failure to give such notice, or any defect therein, shall not affect the validity of the appointment of the successor warrant agent.

(d) Any entity into which the Warrant Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any Person succeeding to all or substantially all of the corporate trust or agency business of the Warrant Agent, shall be the successor warrant agent under this Warrant Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such entity would be eligible for appointment as a successor warrant agent under Section 7.01(c). In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Warrant Agreement, any Global Warrant Certificate shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent and deliver such Global Warrant Certificate so countersigned, and in case at that time any Global Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Global Warrant Certificate either in the name of the predecessor Warrant Agent or in the name of the successor Warrant Agent; and in all such cases such Global Warrant Certificate shall have the full force provided in the Global Warrant Certificate and in this Warrant Agreement.

(e) In case at any time the name of the Warrant Agent shall be changed and at such time any Global Warrant Certificate shall have been countersigned but not delivered, the Warrant Agent may adopt the countersignatures under its prior name and deliver such Global Warrant Certificate so countersigned; and in case at that time any Global Warrant Certificate shall not have been countersigned, the Warrant Agent may countersign such Global Warrant Certificate either in its prior name or in its changed name; and in all such cases such Global Warrant Certificate shall have the full force provided in the Global Warrant Certificate and in this Warrant Agreement.

Section 7.02 Compensation; Further Assurances. The Company agrees that it will (a) pay the Warrant Agent reasonable compensation for its services as Warrant Agent in accordance with Exhibit D attached hereto and, except as otherwise expressly provided, will pay or reimburse the Warrant Agent upon written demand for all reasonable and documented expenses, disbursements and advances incurred or made by the Warrant Agent in accordance with any of the provisions of this Warrant Agreement (including the reasonable and documented compensation, expenses and disbursements of its counsel incurred in connection with the execution and administration of this Warrant Agreement), except any such expense, disbursement or advance as may arise from its or any of their gross negligence, willful misconduct or bad faith, and (b) perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing of the provisions of this Warrant Agreement. The Warrant Agent agrees to provide the Company with prior written notice of the retention of counsel whose compensation, expenses and disbursements are to be paid or reimbursed by the Company under this Section 7.02.

Section 7.03 Reliance on Counsel. The Warrant Agent may consult with legal counsel (who may be legal counsel for the Company), and the written opinion of such counsel or any advice of legal counsel subsequently confirmed by a written opinion of such counsel shall be full and complete authorization and protection to the Warrant Agent as to any action taken or omitted by it in good faith and in accordance with such written opinion or advice.

Section 7.04 Proof of Actions Taken. Whenever in the performance of its duties under this Warrant Agreement the Warrant Agent shall deem it necessary or desirable that any matter be proved or established by the

Company prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of bad faith on the part of the Warrant Agent, be deemed to be conclusively proved and established by an Officer’s Certificate delivered to the Warrant Agent; and such Officer’s Certificate shall, in the absence of bad faith on the part of the Warrant Agent, be relied upon by the Warrant Agent for any action taken, suffered or omitted in good faith by it under the provisions of this Warrant Agreement; but in its discretion the Warrant Agent may in lieu thereof accept other evidence of such fact or matter or may require such further or additional evidence as to it may seem reasonable.

Section 7.05 Correctness of Statements. The Warrant Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Warrant Agreement or any Warrant Certificate (except its countersignature thereof) or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by the Company only.

Section 7.06 Validity of Agreement. From time to time, the Warrant Agent may apply to any Appropriate Officer for instruction and the Company shall provide the Warrant Agent with such instructions concerning the services to be provided hereunder. The Warrant Agent shall not be held to have notice of any change of authority of any Person, until receipt of notice thereof from the Company. The Warrant Agent shall not be under any responsibility in respect of the validity of this Warrant Agreement or the execution and delivery hereof or in respect of the validity or execution of any Global Warrant Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Warrant Agreement or in any Warrant Certificate; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Common Shares to be issued pursuant to this Warrant Agreement or any Warrants or as to whether any Common Shares will, when issued, be validly issued and fully paid and non-assessable. The Warrant Agent and its agents and subcontractors shall not be liable and shall be indemnified by the Company for any action taken or omitted by Warrant Agent in reliance in good faith upon any Company instructions except to the extent that the Warrant Agent had actual knowledge of facts and circumstances that would render such reliance unreasonable.

Section 7.07 Use of Agents. The Warrant Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents provided that the Warrant Agent shall remain responsible for the activities or omissions of any such agent or attorney and reasonable care has been exercised in the selection and in the continued employment of such attorney or agent.

Section 7.08 Liability of Warrant Agent. The Warrant Agent shall incur no liability or responsibility to the Company or to any Beneficial Owner or Warrantholder for any action taken or not taken (i) in reliance on any notice, resolution, waiver, consent, order, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties or (ii) in relation to its services under this Warrant Agreement, unless such liability arises out of or is attributable to the Warrant Agent’s gross negligence, material breach of this Warrant Agreement, or willful misconduct or bad faith. The Company agrees to indemnify the Warrant Agent and save it harmless against any and all losses, expenses and liabilities, including judgments, costs and reasonable counsel fees, for anything done or omitted in good faith by the Warrant Agent in the execution of this Warrant Agreement or otherwise arising in connection with this Warrant Agreement, except as a result of the Warrant Agent’s gross negligence, material breach of this Warrant Agreement, willful misconduct or bad faith (as determined by a court of competent jurisdiction in a final non-appealable judgment). The Warrant Agent shall be liable hereunder only for its gross negligence, material breach of this Warrant Agreement, willful misconduct or bad faith (as determined by a court of competent jurisdiction in a final non-appealable judgment), for which the Warrant Agent is not entitled to indemnification under this Warrant Agreement.

Section 7.09 Legal Proceedings. The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless the Company, any Warrantholder or any applicable Participant on behalf of a Beneficial Owner shall furnish the Warrant Agent with reasonable indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as the Warrant Agent may consider proper, whether with or without any such security or indemnity. The Warrant Agent shall promptly notify the Company and each Beneficial Owner and Warrantholder in writing of any claim made or action, suit or proceeding instituted against it arising out of or in connection with this Warrant Agreement.

Section 7.10 Actions as Agent. The Warrant Agent shall act hereunder solely as agent and not in a ministerial or fiduciary capacity, and its duties shall be determined solely by the provisions hereof. The duties and obligations of the Warrant Agent shall be determined solely by the express provisions of the Warrant Agreement, and the Warrant Agent shall not be liable except for the performance of such duties and obligations as are specifically set forth in the Warrant Agreement. No implied covenants or obligations shall be read into the Warrant Agreement against the Warrant Agent. The Warrant Agent shall not be liable for anything that it may do or refrain from doing in good faith in connection with this Warrant Agreement except for its own negligence, willful misconduct or bad faith.

Section 7.11 Appointment and Acceptance of Agency. The Company hereby appoints the Warrant Agent to act as agent for the Company in accordance with the instructions set forth in this Warrant Agreement, and the Warrant Agent hereby accepts the agency established by this Warrant Agreement and agrees to perform the same upon the terms and conditions herein set forth or as the Company and the Warrant Agent may hereafter agree.

Section 7.12 Successors and Assigns. All the covenants and provisions of this Warrant Agreement by or for the benefit of the Company or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder. The Warrant Agent may assign this Warrant Agreement or any rights and obligations hereunder, in whole or in part, to an Affiliate thereof with the prior consent of the Company, provided that the Warrant Agent may make such an assignment without consent of the Company to any successor to the Warrant Agent by consolidation, merger or transfer of its assets subject to the terms and conditions of the Warrant Agreement.

Section 7.13 Notices. Any notice or demand authorized by this Warrant Agreement to be given or made to the Company shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Company with the Warrant Agent) or electronic mail, as follows:

Key Energy Services, Inc.

1301 McKinney Street, Suite 1800

Houston, Texas 77010

Attention: Katherine Hargis – Vice President, Chief Legal Officer and Secretary

Email: khargis@keyenergy.com

with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz

51 West 52nd Street

New York, New York 10019

Attention: Joshua A. Feltman

Email: jafeltman@WLRK.com

and to:

Sidley Austin LLP

555 West Fifth Street, Suite 4000

Los Angeles, California 90013

Attention: Jeffrey E. Bjork

Email: jbjork@sidley.com

Any notice or demand authorized by this Warrant Agreement to be given or made to the Warrant Agent shall be sufficiently given or made if sent by mail first-class, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with the Company) or electronic mail, as follows:

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Attention: Reorg Department

Email: Info@amstock.com

Any notice or demand authorized by this Warrant Agreement to be given or made to the Global Warrantholder or any other Warrantholder shall be sufficiently given or made if sent by first-class mail, postage prepaid or electronic mail to the last address of the Global Warrantholder or other Warrantholder as it shall appear on the Warrant Register.

Section 7.14 Applicable Law; Jurisdiction. The validity, interpretation and performance of this Warrant Agreement and of the Warrant Certificates shall be governed in accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of Laws thereof. The parties hereto irrevocably consent to the exclusive jurisdiction of the courts of the State of Delaware and any federal court located in such state in connection with any action, suit or proceeding arising out of or relating to this Warrant Agreement. Each party agrees to commence any such suit, action or proceeding either in the Court of Chancery of the State of Delaware or any court of the United States located in the State of Delaware. Each party hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any suit, action or proceeding with respect to this Warrant Agreement, any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to serve process in accordance with this Section 7.14, that its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and to the fullest extent permitted by applicable law, that the suit, action or proceeding in any such court is brought in an inconvenient forum, or that this Warrant Agreement, or the subject matter hereof, may not be enforced in or by such courts and further irrevocably waives, to the fullest extent permitted by applicable law, the benefit of any defense that would hinder, fetter or delay the levy, execution or collection of any amount to which the party is entitled pursuant to the final judgment of any court having jurisdiction. Each party irrevocably consents to the service of process out of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered mail, postage prepaid, to such party at its mailing address determined in accordance with this Warrant Agreement, such service of process to be effective upon acknowledgment of receipt of such registered mail. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.

Section 7.15 Waiver of Jury Trial. EACH OF THE COMPANY AND THE WARRANT AGENT ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS WARRANT AGREEMENT OR A WARRANT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS WARRANT AGREEMENT OR A WARRANT. EACH OF THE COMPANY AND THE WARRANT AGENT CERTIFIES AND ACKNOWLEDGES THAT (a) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (b) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (c) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (d) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS WARRANT AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

Section 7.16 Benefit of this Warrant Agreement. Nothing in this Warrant Agreement expressed and nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any Person or corporation other than the parties hereto and the Beneficial Owners and Warrantholders any right, remedy or claim under or by reason of this Warrant Agreement or of any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Warrant Agreement contained shall be for the sole and exclusive benefit of the parties hereto, Beneficial Owners, the Warrantholders and their respective successors.

Section 7.17 Registered Warrantholder. Prior to due presentment for registration of Transfer, the Company and the Warrant Agent may deem and treat the Person in whose name any Warrants are registered in the Warrant Register as the absolute owner thereof for all purposes whatever (notwithstanding any notation of ownership or other writing thereon made by anyone other than the Company or the Warrant Agent) and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary or be bound to recognize any equitable or other claim to or interest in any Warrants on the part of any other Person and shall not be liable for any registration of Transfer of Warrants that are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration of Transfer or with such knowledge of such facts that its participation therein amounts to bad faith.

Section 7.18 Headings. The Article and Section headings herein are for convenience only and are not a part of this Warrant Agreement and shall not affect the interpretation thereof.

Section 7.19 Counterparts. This Warrant Agreement may be executed in any number of counterparts on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

Section 7.20 Entire Agreement. This Warrant Agreement and the Warrant Certificates constitute the entire agreement of the Company, the Warrant Agent and the Beneficial Owners and Warrantholders with respect to the subject matter hereof and supersede all prior agreements and undertakings, both written and oral, among the Company, the Warrant Agent and the Beneficial Owners and Warrantholders with respect to the subject matter hereof.

Section 7.21 Severability. Wherever possible, each provision of this Warrant Agreement shall be interpreted in such manner as to be effective and valid under applicable Law, but if any provision of this Warrant Agreement shall be prohibited by or invalid under applicable Law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant Agreement.

Section 7.22 Termination. This Warrant Agreement, as it relates to the 4-Year Warrants and the 5-Year Warrants shall terminate at the 4-Year Expiration Date and the 5-Year Expiration Date, respectively (or Close of Business on the Settlement Date with respect to any Exercise Notice delivered or deemed delivered prior to the applicable Expiration Date). Notwithstanding the foregoing, this Warrant Agreement, as it relates to the 4-Year Warrants and the 5-Year Warrants will terminate on such earlier date on which all outstanding 4-Year Warrants or the 5-Year Warrants have been exercised, respectively. All provisions regarding indemnification, warranty, liability and limits thereon shall survive the termination or expiration of this Warrant Agreement.

Section 7.23 Confidentiality. The Warrant Agent and the Company agree that personal, non-public Global Warrantholder, Beneficial Owner and Warrantholder information which is exchanged or received pursuant to the negotiation or the carrying out of this Warrant Agreement shall remain confidential, and shall not be voluntarily disclosed to any other person, except disclosures pursuant to applicable securities Laws or otherwise as may be required by Law, including, without limitation, pursuant to subpoenas from state or federal government authorities.

[signature pages follow]

IN WITNESS WHEREOF, this Warrant Agreement has been duly executed by the parties hereto as of the day and year first above written.

KEY ENERGY SERVICES, INC.

By:	/s/ Robert W. Drummond
Name: Robert W. Drummond
Title: President and Chief Executive Officer

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:	/s/ Carlos Pinto
Name: Carlos Pinto
Title: Senior Vice President

[SIGNATURE PAGE TO WARRANT AGREEMENT]

EXHIBIT A-1

FORM OF 4-YEAR GLOBAL WARRANT CERTIFICATE

No. 1

CUSIP NO. 49309J 111

UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO KEY ENERGY SERVICES, INC. (THE “COMPANY”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.

A1-1

Key Energy Services, Inc.

December 15, 2016

NUMBER OF WARRANTS: Initially, 899,700 Warrants, subject to adjustment as described in the Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable for one Common Share.

EXERCISE PRICE: Initially, $43.52 per Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Physical Settlement: If Full Physical Settlement is applicable, the Company shall deliver, against payment of the Exercise Price, a number of Common Shares equal to the number of Warrants exercised.

Net Share Settlement: If Net Share Settlement is applicable, the Company shall deliver, without any Cash payment therefor, a number of Common Shares equal to the quotient determined by dividing (i) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement minus the aggregate Exercise Price that would be payable pursuant to Full Physical Settlement by (ii) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement.

DATES OF EXERCISE: At any time, and from time to time, prior to the Close of Business on the Expiration Date.

EXPIRATION DATE: The Close of Business on December 15, 2020.

This Global Warrant Certificate certifies that:

Cede & Co., or its registered assigns, is the Global Warrantholder of the Number of Warrants (the “Warrants”) specified above (such number subject to adjustment from time to time as described in the Warrant Agreement).

Reference is hereby made to the further provisions of this Global Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Global Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Global Warrant Certificate, the Warrant Agreement shall govern.

A1-2

IN WITNESS WHEREOF, Key Energy Services, Inc. has caused this instrument to be duly executed as of the date first written above.

KEY ENERGY SERVICES, INC.

By:
Name:
Title:

A1-3

Certificate of Authentication

These are the Warrants referred to in the above-mentioned Warrant Agreement. Countersigned as of the date above written:

American Stock Transfer & Trust Company, LLC, as Warrant Agent

By:
Authorized Officer

A1-4

KEY ENERGY SERVICES, INC.

The Warrants evidenced by this Global Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to the Warrant Agreement, dated as of December 15, 2016 (as it may be amended or supplemented, the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Global Warrantholder consents by issuance of this Global Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

A1-5

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and Zip Code of Assignee

and irrevocably appoints	Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date: [            ]

Name of Assignor

By:
Name:
Title:

(Sign exactly as your name appears on this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

A1-6

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 4-YEAR GLOBAL WARRANTS

The initial Number of 4-Year Global Warrants is 899,700. In accordance with the Warrant Agreement dated as of December 15, 2016 among the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, the following increases or decreases in the Number of 4-Year Global Warrants have been made:

Date	Amount of increase in Number of 4-Year Global Warrants evidenced by this Global Warrant	Amount of decrease in Number of 4-Year Global Warrants evidenced by this Global Warrant	Number of 4-Year Global Warrants evidenced by this Global Warrant following such decrease or increase	Signature of authorized signatory

A1-7

EXHIBIT A-2

FORM OF 4-YEAR INDIVIDUAL WARRANT CERTIFICATE

[FACE]

No. [●]

CUSIP NO. 49309J 111

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS TERMS, PROVISIONS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON THE SALE, TRANSFER, ASSIGNMENT, DISTRIBUTION OR OTHER DISPOSITION (EACH, A “TRANSFER”) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 15, 2016 (THE “WARRANT AGREEMENT”), BETWEEN THE COMPANY AND THE WARRANT AGENT NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER OF THIS CERTIFICATE.

A2-1

Key Energy Services, Inc.

December 15, 2016

NUMBER OF WARRANTS: Initially, [●] Warrants, subject to adjustment as described in the Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable for one Common Share.

EXERCISE PRICE: Initially, $43.52 per Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Physical Settlement: If Full Physical Settlement is applicable, the Company shall deliver, against payment of the Exercise Price, a number of Common Shares equal to the number of Warrants exercised.

Net Share Settlement: If Net Share Settlement is applicable, the Company shall deliver, without any Cash payment therefor, a number of Common Shares equal to the quotient determined by dividing (i) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement minus the aggregate Exercise Price that would be payable pursuant to Full Physical Settlement by (ii) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement.

DATES OF EXERCISE: At any time, and from time to time, prior to the Close of Business on the Expiration Date.

EXPIRATION DATE: The Close of Business on December 15, 2020.

This Warrant Certificate certifies that:

[            ], or its registered assigns, is the holder of the Number of Warrants (the “Warrants”) specified above (such number subject to adjustment from time to time as described in the Warrant Agreement).

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Warrant Certificate, the Warrant Agreement shall govern.

A2-2

IN WITNESS WHEREOF, Key Energy Services, Inc. has caused this instrument to be duly executed as of the date first written above.

KEY ENERGY SERVICES, INC.

By:
Name:
Title:

A2-3

Certificate of Authentication

These are the Warrants referred to in the above-mentioned Warrant Agreement. Countersigned as of the date above written:

American Stock Transfer & Trust Company, LLC, as Warrant Agent

By:
Authorized Officer

A2-4

[Form of Reverse of Warrant Certificate]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to the Warrant Agreement, dated as of December 15, 2016 (as it may be amended or supplemented, the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder consents by issuance of this Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

A2-5

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and Zip Code of Assignee

and irrevocably appoints	Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date: [            ]

Name of Assignor

By:
Name:
Title:

(Sign exactly as your name appears on this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

A2-6

EXHIBIT B-1

FORM OF 5-YEAR GLOBAL WARRANT CERTIFICATE

No. 1

CUSIP NO. 49309J 129

UNLESS THIS GLOBAL WARRANT IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO KEY ENERGY SERVICES, INC. (THE “COMPANY”), THE CUSTODIAN OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFER OF THIS GLOBAL WARRANT SHALL BE LIMITED TO TRANSFERS IN WHOLE, AND NOT IN PART, TO THE COMPANY, DTC, THEIR SUCCESSORS AND THEIR RESPECTIVE NOMINEES.

B1-1

Key Energy Services, Inc.

December 15, 2016

NUMBER OF WARRANTS: Initially, 899,700 Warrants, subject to adjustment as described in the Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable for one Common Share.

EXERCISE PRICE: Initially, $54.40 per Warrant, subject to adjustment as described in the Warrant Agreement. FORM OF SETTLEMENT:

Full Physical Settlement: If Full Physical Settlement is applicable, the Company shall deliver, against payment of the Exercise Price, a number of Common Shares equal to the number of Warrants exercised.

Net Share Settlement: If Net Share Settlement is applicable, the Company shall deliver, without any Cash payment therefor, a number of Common Shares equal to the quotient determined by dividing (i) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement minus the aggregate Exercise Price that would be payable pursuant to Full Physical Settlement by (ii) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement.

DATES OF EXERCISE: At any time, and from time to time, prior to the Close of Business on the Expiration Date.

EXPIRATION DATE: The Close of Business on December 15, 2021.

This Global Warrant Certificate certifies that:

Cede & Co., or its registered assigns, is the Global Warrantholder of the Number of Warrants (the “Warrants”) specified above (such number subject to adjustment from time to time as described in the Warrant Agreement).

Reference is hereby made to the further provisions of this Global Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Global Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Global Warrant Certificate, the Warrant Agreement shall govern.

B1-2

IN WITNESS WHEREOF, Key Energy Services, Inc. has caused this instrument to be duly executed as of the date first written above.

KEY ENERGY SERVICES, INC.

By:
Name:
Title:

B1-3

Certificate of Authentication

These are the Warrants referred to in the above-mentioned Warrant Agreement. Countersigned as of the date above written:

American Stock Transfer & Trust Company, LLC, as Warrant Agent

By:
Authorized Officer

B1-4

KEY ENERGY SERVICES, INC.

The Warrants evidenced by this Global Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to the Warrant Agreement, dated as of December 15, 2016 (as it may be amended or supplemented, the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the Global Warrantholder consents by issuance of this Global Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

B1-5

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and Zip Code of Assignee

and irrevocably appoints	Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date: [            ]

Name of Assignor

By:
Name:
Title:

(Sign exactly as your name appears on this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

B1-6

Schedule A

SCHEDULE OF INCREASES OR DECREASES IN 5-YEAR GLOBAL WARRANTS

The initial Number of 5-Year Global Warrants is 899,700. In accordance with the Warrant Agreement dated as of December 15, 2016 among the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, the following increases or decreases in the Number of 5-Year Global Warrants have been made:

Date	Amount of increase in Number of 5-Year Global Warrants evidenced by this Global Warrant	Amount of decrease in Number of 5-Year Global Warrants evidenced by this Global Warrant	Number of 5-Year Global Warrants evidenced by this Global Warrant following such decrease or increase	Signature of authorized signatory

B1-7

EXHIBIT B-2

FORM OF 5-YEAR INDIVIDUAL WARRANT CERTIFICATE

[FACE]

No. [●]

CUSIP NO. 49309J 129

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO VARIOUS TERMS, PROVISIONS AND CONDITIONS, INCLUDING CERTAIN RESTRICTIONS ON THE SALE, TRANSFER, ASSIGNMENT, DISTRIBUTION OR OTHER DISPOSITION (EACH, A “TRANSFER”) OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, IN THAT CERTAIN WARRANT AGREEMENT DATED AS OF DECEMBER 15, 2016 (THE “WARRANT AGREEMENT”), BETWEEN THE COMPANY AND THE WARRANT AGENT NAMED THEREIN. THE COMPANY WILL NOT REGISTER THE TRANSFER OF SUCH SECURITIES ON THE BOOKS OF THE COMPANY UNLESS AND UNTIL THE TRANSFER HAS BEEN MADE IN COMPLIANCE WITH THE TERMS OF THE WARRANT AGREEMENT. A COPY OF THE WARRANT AGREEMENT MAY BE OBTAINED UPON WRITTEN REQUEST TO THE SECRETARY OF THE ISSUER OF THIS CERTIFICATE.

B2-1

Key Energy Services, Inc.

December 15, 2016

NUMBER OF WARRANTS: Initially, [●] Warrants, subject to adjustment as described in the Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as supplemented or amended, the “Warrant Agreement”), each of which is exercisable for one Common Share.

EXERCISE PRICE: Initially, $54.40 per Warrant, subject to adjustment as described in the Warrant Agreement.

FORM OF SETTLEMENT:

Full Physical Settlement: If Full Physical Settlement is applicable, the Company shall deliver, against payment of the Exercise Price, a number of Common Shares equal to the number of Warrants exercised.

Net Share Settlement: If Net Share Settlement is applicable, the Company shall deliver, without any Cash payment therefor, a number of Common Shares equal to the quotient determined by dividing (i) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement minus the aggregate Exercise Price that would be payable pursuant to Full Physical Settlement by (ii) the Fair Value (as of the Exercise Date) of the number of Common Shares deliverable pursuant to Full Physical Settlement.

DATES OF EXERCISE: At any time, and from time to time, prior to the Close of Business on the Expiration Date.

EXPIRATION DATE: The Close of Business on December 15, 2021.

This Warrant Certificate certifies that:

[            ], or its registered assigns, is the holder of the Number of Warrants (the “Warrants”) specified above (such number subject to adjustment from time to time as described in the Warrant Agreement).

Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof, and such further provisions shall for all purposes have the same effect as though fully set forth in this place.

This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent.

In the event of any inconsistency between the Warrant Agreement and this Warrant Certificate, the Warrant Agreement shall govern.

B2-2

IN WITNESS WHEREOF, Key Energy Services, Inc. has caused this instrument to be duly executed as of the date first written above.

KEY ENERGY SERVICES, INC.

By:
Name:
Title:

B2-3

Certificate of Authentication

These are the Warrants referred to in the above-mentioned Warrant Agreement. Countersigned as of the date above written:

American Stock Transfer & Trust Company, LLC, as Warrant Agent

By:
Authorized Officer

B2-4

[Form of Reverse of Warrant Certificate]

The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued by the Company pursuant to the Warrant Agreement, dated as of December 15, 2016 (as it may be amended or supplemented, the “Warrant Agreement”), between the Company and American Stock Transfer & Trust Company, LLC, as Warrant Agent, and are subject to the terms and provisions contained in the Warrant Agreement, to all of which terms and provisions the holder consents by issuance of this Warrant Certificate. Without limiting the foregoing, all capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

The Warrant Agreement and the terms of the Warrants are subject to amendment as provided in the Warrant Agreement.

This Warrant Certificate shall be governed by, and interpreted in accordance with, the laws of the State of Delaware.

B2-5

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the Warrant(s) represented by this Certificate to:

Name, Address and Zip Code of Assignee

and irrevocably appoints	Name of Agent

as its agent to transfer this Warrant Certificate on the books of the Warrant Agent.

[Signature page follows]

Date: [            ]

Name of Assignor

By:
Name:
Title:

(Sign exactly as your name appears on this Certificate)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

B2-6

EXHIBIT C-1

Form of Global Warrant Exercise Notice

[Address]

Attention: Transfer Department

Re:	Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as it may be supplemented or amended, the “Warrant Agreement”)

The undersigned hereby irrevocably elects to exercise the right, represented by the Global Warrant Certificate No.          held for its benefit through the book-entry facilities of The Depository Trust Company (the “Depository”), to exercise          Warrants and receive the consideration deliverable in exchange therefor pursuant to the following settlement method (check one):

☐ Full Physical Settlement

☐ Net Share Settlement

If Full Physical Settlement is elected, the undersigned shall tender payment of the Exercise Price therefore in accordance with instructions received from the Warrant Agent.

Please check below if this exercise is contingent upon a registered public offering or any Reorganization Transaction in accordance with Section 3.02(g) of the Warrant Agreement.

☐ This exercise is being made in connection with a registered public offering or any other Reorganization Transaction; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.

THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO CLOSE OF BUSINESS ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS AND PHONE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

By:
Authorized Signature
Address:
Telephone:

C1-1

EXHIBIT C-2

FORM OF INDIVIDUAL WARRANT EXERCISE NOTICE

[Address]

Attention: Transfer Department

Re:	Warrant Agreement dated as of December 15, 2016 between Key Energy Services, Inc. (the “Company”) and American Stock Transfer & Trust Company, LLC, as Warrant Agent (as it may be supplemented or amended, the “Warrant Agreement”)

The undersigned hereby irrevocably elects to exercise the right, represented by the Warrant Certificate No.         , to exercise          Warrants and receive the consideration deliverable in exchange therefor pursuant to the following settlement method (check one):

☐ Full Physical Settlement

☐ Net Share Settlement

If Full Physical Settlement is elected, the undersigned shall tender payment of the Exercise Price therefore in accordance with instructions received from the Warrant Agent.

Please check below if this exercise is contingent upon a registered public offering or any Reorganization Transaction in accordance with Section 3.02(g) of the Warrant Agreement.

☐ This exercise is being made in connection with a registered public offering or any other Reorganization Transaction; provided, that in the event that such transaction shall not be consummated, then this exercise shall be deemed revoked.

THIS EXERCISE NOTICE MUST BE DELIVERED TO THE WARRANT AGENT, PRIOR TO CLOSE OF BUSINESS ON THE EXPIRATION DATE. THE WARRANT AGENT SHALL NOTIFY YOU OF THE ADDRESS AND PHONE NUMBER WHERE YOU CAN CONTACT THE WARRANT AGENT AND TO WHICH WARRANT EXERCISE NOTICES ARE TO BE SUBMITTED.

All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Warrant Agreement.

By:
Authorized Signature
Address:
Telephone:

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EXHIBIT D

Fee Schedule

The Company shall pay the Warrant Agent for performance of its services under this Warrant Agreement such compensation as shall be agreed in writing between the Company and the Warrant Agent.

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EXHIBIT E

INITIAL CASH-OUT WARRANTHOLDERS

Name	No. of 4-Year Warrants	No. of 5-Year Warrants
Ambrosiani Pastore Foundation, Inc.	9,695	9,695

Restated Jack & Mary Jo Ambrosiani Family Trust u/a July 18, 1997, Jack Ambrosiani, Trustee	9,695	9,695

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EXHIBIT F

PRIVATE PLACEMENT LEGEND FOR INDIVIDUAL WARRANT CERTIFICATES

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

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EXHIBIT G

PRIVATE PLACEMENT LEGEND FOR

CASH-OUT WARRANT SHARES ACQUIRED UPON

EXERCISE OF INDIVIDUAL WARRANT CERTIFICATES

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE SECURITIES MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS.

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